SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) January 13, 2010 (October 28, 2009)

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	0-12138	04-2619298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

39 BRIGHTON AVENUE, ALLSTON, MASSACHUSETTS	02134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 783-0039

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

In a Current Report on Form 8-K (the “Original Report”) filed by New England Realty Associates Limited Partnership (“NERA” or the “Partnership”) with the Securities and Exchange Commission on November 3, 2009, the Partnership reported the completion of the following acquisition:

On September 1, 2009, The Hamilton Company, Inc. (“Hamilton”), a full service real estate management company that performs management services for the Partnership entered into a purchase and sale and escrow agreement (the “Purchase Agreement”) with 175 Freeman Street Investors LLC to acquire the Dexter Park Apartments, a 409 unit apartment building located at 175 Freeman Street, Brookline, Massachusetts (the “Acquired Property”), for a purchase price of $129.5 million in cash.

On October 28, 2009, the Joint Venture (as defined herein below) completed the acquisition of the Acquired Property.  In connection with the acquisition of the Acquired Property, the Partnership formed HPT Associates, LLC (the “Joint Venture”), a joint venture between the Partnership and HBC Holdings, LLC (“HBC”), a limited liability company managed and indirectly beneficially owned through several entities by Harold Brown, the treasurer and a director of NewReal, Inc., the general partner of the Partnership (the “General Partner”).  The Partnership owns a 40 percent non-controlling equity interest in the Joint Venture and HBC owns a 60 percent equity interest in the Joint Venture.  After the completion of the acquisition of the Acquired Property, the Joint Venture owns 100% of the outstanding equity interests in Hamilton Park Towers, LLC (“Hamilton Park”) and Hamilton Park is the direct owner of the Acquired Property.  Mr. Brown and the General Partner are the managers of both the Joint Venture and Hamilton Park.

The Original Report excluded the required financial statements and pro forma financial information of the Acquired Property pursuant to paragraphs (a)(4) and (b)(2) of Item 9.01 of Form 8-K.  This Amendment No. 1 to the Original Report on Form 8-K/A amends the Original report to included the audited financial statements and pro forma financial information required in connection with the acquisition of the Acquired Property pursuant to paragraphs (a)(3) of Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)          AUDITED FINANCIAL STATEMENTS OF PROPERTY ACQUIRED – DEXTER PARK APARTMENTS, BROOKLINE, MA.

Statement of Revenue and Certain Expenses

Report of Independent Auditors

Statement of Revenue and Certain Expenses for the Years ended December 31, 2008, 2007, 2006 and unaudited Statement of Revenue and Certain Expenses for the Nine Months Ended September 30, 2009

Notes to Statement of Revenue and Certain Expenses

(b)         UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS — NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

Pro Forma Consolidated Balance Sheet as of September 30, 2009

Pro Forma Consolidated Income Statement for the Nine Months Ended September 30, 2009

Pro Forma Consolidated Income Statement for the Year Ended December 31, 2008

Pro Forma Summary of Financial Information for Unconsolidated Joint Ventures for the Nine Months Ended September 30, 2009

Pro Forma Summary of Financial Information for Unconsolidated Joint Ventures for the Year Ended December 31, 2008

Notes to Pro Forma Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP
(Registrant)

	By:	NEWREAL, INC., ITS GENERAL PARTNER
(Functional Equivalent of Chief Executive
Officer and Principal Financial Officer)

Date: January 13, 2010	By:	/s/ RONALD BROWN
Ronald Brown, President

Report of Independent Auditors

To the Partners

New England Realty Associates Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of Dexter Park Apartments, a 409 unit apartment building located at 175 Freeman Street, Brookline, MA, (the “Property”),  for the years ended December 31, 2008, 2007, 2006. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.  Accordingly, we do not express an opinion on the effectiveness of the property’s internal control over financial reporting.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Form 8-K/A of New England Realty Associates Limited Partnership. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of Dexter Park Apartments are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly in all material respects, the revenue and certain expenses, as defined in Note 1, of Dexter Park Apartments for the years ended December 31, 2008, 2007, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Miller Wachman LLP
Boston, Massachusetts
January 13, 2010

Dexter Park Apartments, Brookline, MA

Statement of Revenue and Certain Expenses

	Unaudited
	Nine Months ended	Years Ended
	September 30,	December 31,
	2009	2008	2007	2006
Revenue
Rental income	$8,153,350	$11,334,870	$10,281,758	$10,034,943
Laundry and other income	360,928	426,801	300,511	294,111

	8,514,278	11,761,671	10,582,269	10,329,054

Expenses
Administrative	111,057	148,988	164,019	150,070
Management fees	166,619	234,198	209,569	206,768
Operating	1,060,603	1,400,200	1,388,739	1,241,290
Renting	203,204	291,433	380,443	319,868
Repairs and maintenance	537,241	718,806	686,725	715,651
Taxes and insurance	732,034	997,624	867,365	881,042

	2,810,758	3,791,249	3,696,860	3,514,689

Revenue in Excess of Certain Expenses	$5,703,520	$7,970,422	$6,885,409	$6,814,365

See Notes to the Statement of Revenue and Certain Expenses

Dexter Park Apartments, Brookline, MA

Notes to Statement of Revenue and Certain Expenses

Years ended December 31, 2008, 2007, 2006

1.        ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

ORGANIZATION

On October 28, 2009, the Joint Venture (as defined herein below) completed the acquisition of the Property.  In connection with the acquisition of the Acquired Property, the Partnership formed HPT Associates, LLC (the “Joint Venture”), a joint venture between the Partnership and HBC Holdings, LLC (“HBC”), a limited liability company managed and indirectly beneficially owned through several entities by Harold Brown, the treasurer and a director of NewReal, Inc., the general partner of the Partnership (the “General Partner”).  New England Realty Associates Limited Partnership “NERA” or the “Partnership” owns a 40 percent non-controlling equity interest in the Joint Venture and HBC owns a 60 percent equity interest in the Joint Venture.  After the completion of the acquisition of the Acquired Property, the Joint Venture owns 100% of the outstanding equity interests in Hamilton Park Towers, LLC (“Hamilton Park”) and Hamilton Park is the direct owner of the Acquired Property.  Mr. Brown and the General Partner are the managers of both the Joint Venture and Hamilton Park.

BASIS OF PRESENTATION

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing of Form 8-K/A by NERA). It excludes certain material expenses including interest expense, depreciation and amortization, and non-operating items that would not be comparable to those resulting from the proposed future operations of the property and is not intended to be a complete presentation of Dexter Park’s historical revenues and expenses.

INTERIM FINANCIAL INFORMATION

The statement of revenue and certain expenses, for the nine months ended September 30, 2009 is unaudited.  In the opinion of management, all adjustments considered necessary for a fair presentation of the statement of revenue and expenses, on the basis described above, have been included.  The results for such interim period are not necessarily indicative of the results of the entire year.

REVENUE RECOGNITION

Rental income from residential properties is recognized monthly over the term of the related lease. Leases are generally for one year or less. Management assesses the adequacy of the allowance for doubtful accounts on a regular basis.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated balance sheet as of September 30, 2009 gives effect to the New England Realty Associates Limited Partnership (“NERA”) acquisition and financing described in Note A, as if such transaction had been completed at September 30, 2009. The following unaudited pro forma consolidated statements of income for the nine months ended September 30, 2009, and for the twelve months ended December 31, 2008, are presented as if the acquisition and financings were effective January 1, 2008.

The pro forma information is based on the historical financial statements of NERA and Dexter Park Apartments and gives effect to the transactions and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma consolidated financial statements. In addition, these unaudited pro forma financial statements do not purport to project the future financial position or operating results of the entities.

The pro forma statements are not necessarily indicative of the results that actually would have been achieved if the acquisition and financing had occurred as assumed. They should be read in conjunction with the historical financial statements of NERA, included in its Form 10-K for the year ended December 31, 2008, its Form 10-Q for the three, six and nine months ended March 31, June 30, and September 30, 2009, and the historical operating summary of Dexter Park Apartments elsewhere herein.

New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Balance Sheet

As of September 30, 2009

		Pro Forma
	Historical	Adjustments	Consolidated
	NERA	Dexter Park	Totals
ASSETS

Rental Properties	$96,471,172	$—	$96,471,172
Cash & Cash Equivalents	8,035,415	(8,757,000)	(721,585)
Rent Receivable	703,037	—	703,037
Real Estate Tax Escrow	272,943	—	272,943
Prepaid Expenses and Other Assets	2,780,032	—	2,780,032
Deposit on Future Acquisition	2,660,500	—	2,660,500
Investments in Unconsolidated Joint Ventures	9,860,209	15,925,600	25,785,809
Financing & Leasing Fees	983,445	—	983,445
Total Assets	$121,766,753	$7,168,600	$128,935,353

LIABILITIES AND PARTNERS’ CAPITAL

Mortgage Notes Payable	$137,547,734	$—	$137,547,734
Notes Payable - HBC Holdings	—	7,168,600	7,168,600
Accounts Payable and Accrued Expenses	1,433,129	—	1,433,129
Advance Rental Payments and Security Deposits	3,207,461	—	3,207,461
Total Liabilities	142,188,324	7,168,600	149,356,924
Partners’ Capital	(20,421,571)	—	(20,421,571)
Total Liabilities and Partners’ Capital	$121,766,753	$7,168,600	$128,935,353

See Note A to Unaudited Pro Forma Consolidated Financial Statements

New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Income Statement

For the Nine Months Ended September 30, 2009

		Pro Forma
	Historic	Adjustments	Consolidated
	NERA	Dexter Park	Totals
Revenues
Rental income	$24,634,345	$—	$24,634,345
Laundry and other income	312,263	—	312,263
	24,946,608	—	24,946,608

Expenses
Administrative	1,277,745	—	1,277,745
Depreciation and amortization	4,513,165	—	4,513,165
Management fees	1,011,531	—	1,011,531
Operating	3,064,201	—	3,064,201
Renting	406,363	—	406,363
Repairs and maintenance	3,580,895	—	3,580,895
Taxes and insurance	2,773,745	—	2,773,745
	16,627,645	—	16,627,645
Income Before Other Income and Discontinued Operations	8,318,963	—	8,318,963

Other Income (Loss)
Interest income	47,861	—	47,861
Interest expense	(5,885,831)	(323,000)	(6,208,831)
Loss on sale of equipment	(2,726)	—	(2,726)
Loss from investments in unconsolidated joint ventures	(880,902)	(605,778)	(1,486,680)
	(6,721,598)	(928,778)	(7,650,376)

Net Income (Loss)	$1,597,365	$(928,778)	$668,587

Net Income per Unit:
Income from continuing operations	$11.99	—	$5.02
Net Income per Unit	$11.99	—	$5.02
Net Income per Depositary Receipt (10 receipts per unit)	$1.20	—	$0.50
Weighted Average Number of Units Outstanding	133,175	—	133,175

* See Note B to Unaudited Pro Forma Consolidated Financial Statements.

New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Income Statement

For the Year Ended December 31, 2008

		Pro Forma
	Historical	Adjustments	Consolidated
	NERA	Dexter Park	Totals
Revenues
Rental income	$31,898,117	$—	$31,898,117
Laundry and other income	399,028	—	399,028
	32,297,145	—	32,297,145

Expenses
Administrative	1,726,610	—	1,726,610
Depreciation and amortization	6,367,596	—	6,367,596
Management fees	1,316,594	—	1,316,594
Operating	4,250,345	—	4,250,345
Renting	495,822	—	495,822
Repairs and maintenance	4,883,987	—	4,883,987
Taxes and insurance	3,472,518	—	3,472,518
	22,513,472	—	22,513,472
Income Before Other Income and Discontinued Operations	9,783,673	—	9,783,673

Other Income (Loss)
Interest income	172,133	—	172,133
Interest expense	(7,704,843)	(430,000)	(8,134,843)
Casualty losses	(7,439)	—	(7,439)
Mortgage prepayments penalties	(4,487,706)	—	(4,487,706)
Losses from investments in unconsolidated joint ventures	(1,075,675)	(652,781)	(1,728,456)
Other losses	(86,693)	—	(86,693)
	(13,190,223)	(1,082,781)	(14,273,004)
Loss From Continuing Operations	(3,406,550)	(1,082,781)	(4,489,331)

Discontinued Operations
Loss from discontinued operations	(110,866)	—	(110,866)
Gain on sale of real estate from discontinued operations	10,099,127	—	10,099,127
	9,988,261	—	9,988,261
Net Income (Loss)	$6,581,711	$(1,082,781)	$5,498,930

Net Income per Unit:
Loss from continuing operations	$(24.73)	$—	$(32.59)
Income from discontinued operations	72.50	—	72.50
Net Income per Unit	$47.77	$—	$39.91
Net Income per Depositary Receipt (10 receipts per unit)	$4.78	$—	$4.78
Weighted Average Number of Units Outstanding	137,772	—	137,772

* See Note C to Unaudited Pro Forma Consolidated Financial Statements.

Unaudited Pro Forma Summary of Financial Information for Unconsolidated Joint Ventures

for the Nine Months Ended September 30, 2009

	Historical Joint Venture Total	Acquisition of Dexter Park	Pro Forma Total

Revenues
Rental Income	$5,621,400	$8,153,350	$13,774,750
Laundry and Other Income	20,302	360,928	381,230
	5,641,702	8,514,278	14,155,980

Expenses
Administrative	114,458	111,056	225,514
Depreciation and Amortization	2,737,213	3,375,000	6,112,213
Management Fees	226,551	166,619	393,170
Operating	468,236	1,060,603	1,528,839
Renting	85,294	203,204	288,498
Repairs and Maintenance	879,795	537,241	1,417,036
Taxes and Insurance	753,962	825,000	1,578,962
	5,265,509	6,278,723	11,544,232
Income Before Other Income	376,193	2,235,555	2,611,748

Other Income (Loss)
Interest Income	655	—	655
Interest Income from Note	10,482	—	10,482
Interest Expense	(2,202,004)	(3,750,000)	(5,952,004)
Gain on Sale of Real Estate	52,867	—	52,867
	(2,138,000)	(3,750,000)	(5,888,000)

Net Loss	$(1,761,807)	$(1,514,445)	$(3,276,252)

NERA 50% Equity Interest	(880,904)	—	(880,903)
NERA 40% Equity Interest	—	(605,778)	(605,778)

NERA Equity Interest Total	$(880,904)	$(605,778)	$(1,486,681)

Unaudited Pro Forma Summary of Financial Information for Unconsolidated Joint Ventures

for the Year Ended December 31, 2008

	Historial Joint Venture Total	Acquisition of Dexter Park	Pro Forma Total

Revenues
Rental Income	$7,462,210	$11,334,870	$18,797,080
Laundry and Other Income	26,683	426,801	453,484
	7,488,893	11,761,671	19,250,564

Expenses
Administrative	158,794	148,987	307,781
Depreciation and Amortization	3,825,132	4,500,000	8,325,132
Management Fees	310,793	234,198	544,991
Operating	645,088	1,400,200	2,045,288
Renting	122,884	291,433	414,317
Repairs and Maintenance	1,442,987	718,806	2,161,793
Taxes and Insurance	1,032,284	1,100,000	2,132,284
	7,537,962	8,393,624	15,931,586
Income Before Other Income	(49,069)	3,368,047	3,318,978

Other Income (Loss)
Interest Income	11,546	—	11,546
Interest Expense	(2,989,281)	(5,000,000)	(7,989,281)
Gain on Sale of Real Estate	875,456	—	875,456
	(2,102,279)	(5,000,000)	(7,102,279)

Net Loss	$(2,151,348)	$(1,631,953)	$(3,783,301)

NERA 50% Equity Interest	(1,075,674)	—	(1,075,674)
NERA 40% Equity Interest	—	(652,781)	(652,781)

NERA Equity Interest Total	$(1,075,674)	$(652,781)	$(1,728,455)

New England Realty Associates Limited Partnership

Notes to Unaudited Pro Forma Consolidated Financial Statements

A.           ADJUSTMENTS TO PRO FORMA SEPTEMBER 30, 2009 BALANCE SHEET

The following summarizes the transaction to be included in the pro forma balance sheet which is more fully described in Forms 8-K previously filed by NERA and in the Item 2 above.

Pro Forma Balance Sheet Adjustments Dexter Park Apartments
Date of Acquisition:	October 28, 2009

Investment in unconsolidated Joint Venture	$15,925,600

Note Payable – HBC Holdings	(7,168,600)

Cash Used	$(8,757,000)

NERA accounts for its investments in joint ventures that are 50% or less owned and in which they do not have operating control by the Equity Method.

New England Realty Associates Limited Partnership

Notes to Unaudited Pro Forma Consolidated Financial Statements

B.             ADJUSTMENT TO PRO FORMA DEXTER PARK APARTMENTS INCOME STATEMENT FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

	Historical	Pro Forma
	Dexter Park	Adjustments	Totals
Revenues
Rental Income	$8,153,350	$—	$8,153,350
Laundry and Sundry Income	360,928	—	360,928
	8,514,278	—	8,514,278

Expenses
Administrative	111,057	—	111,057
Depreciation and Amortization	—	3,375,000	3,375,000
Interest	—	3,750,000	3,750,000
Management Fees	166,619	—	166,619
Operating	1,060,603	—	1,060,603
Renting	203,204	—	203,204
Repairs and Maintenance	537,241	—	537,241
Taxes and Insurance	732,034	92,966	825,000
	2,810,758	7,217,966	10,028,724

Income (Loss) From Continuing Operations	$5,703,520	$(7,217,966)	$(1,514,446)
NERA Interest at 40%			$(605,778)

(1)                                  The above table includes the adjustments needed to pro forma the 2009 transaction as though it was completed as of January 1, 2008.

(2)                                  Depreciation and amortization is computed assuming purchase at January 1, 2008. Interest is computed as though the debt described in the previously filed Form 8-K was incurred at January 1, 2008. Management fees continue at 2 percent of rental income. Real estate taxes have been adjusted for the estimated increase in the Property’s assessed value. Other operating expenses are the unaudited historical financial statements for the nine months ended September 30, 2009.

New England Realty Associates Limited Partnership

Notes to Unaudited Pro Forma Consolidated Financial Statements

C.             ADJUSTMENT TO THE PRO FORMA DEXTER PARK APARTMENTS INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2008.

	Historic	Pro Forma
	Dexter Park	Adjustments	Totals
Revenues
Rental Income	$11,334,870	$—	$11,334,870
Laundry and Sundry Income	426,801	—	426,801
	11,761,671	—	11,761,671

Expenses
Administrative	148,987	—	148,987
Depreciation and Amortization	—	4,500,000	4,500,000
Interest	—	5,000,000	5,000,000
Management Fees	234,198	—	234,198
Operating	1,400,200	—	1,400,200
Renting	291,433	—	291,433
Repairs and Maintenance	718,806	—	718,806
Taxes and Insurance	997,624	102,376	1,100,000
	3,791,248	9,602,376	13,393,624

Income (Loss) From Continuing Operations	$7,970,423	$(9,602,376)	$(1,631,953)
NERA Interest at 40%			$(652,781)

(1)                                  The above table includes the adjustments need to pro forma the 2009 acquisition as though it was completed as of January 1, 2008.

(2)                                  Depreciation and amortization is computed assuming purchase at January 1, 2008. Interest is computed as though the debt described in the previously filed Form 8-K was incurred at January 1, 2008. Management fees continue at 2 percent of rental income. Real estate taxes have been adjusted for the estimated increase in the Property’s assessed value. Other operating expenses are the 2008 historical financial statements.

New England Realty Associates Limited Partnership

Notes to Unaudited Pro Forma Consolidated Financial Statements

D.	NERA PRO FORMA TAXABLE INCOME

The pro forma acquisition of Dexter Park Apartments would result in approximately $1,083,000 reduction in the pro forma taxable income of NERA for the most recent available twelve month period or $8.17 per unit or 0.82 per receipt.

E.	NERA PRO FORMA CASH AVAILABLE BY OPERATIONS

The pro forma acquisition of Dexter Park Apartments would result in an increase in pro forma cash available by operations of approximately $617,000 or $5.04 per unit or 0.50 per receipt for the most recent available twelve month period.